                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of report: June 27, 2000
                        (date of earliest event reported)


                             MACK-CALI REALTY, L.P.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         333-57103                                      22-3315804
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    (Commission File No.)                            (I.R.S. Employer
                                                    Identification No.)


                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

      Mack-Cali Realty, L.P., a Delaware limited partnership ("Mack-Cali Partnership"), is managed by Mack-Cali Realty Corporation, a Maryland corporation (the "Company"), as its sole general partner. On June 27, 2000, the Company, Mack-Cali Partnership, Prentiss Properties Trust, a Maryland real estate investment trust ("Prentiss"), and Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership of which Prentiss (through a wholly-owned direct subsidiary) is the sole general partner ("Prentiss Partnership"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a merger of Prentiss with and into the Company (the "Merger"), with the Company being the surviving corporation and, immediately prior to the Merger, a merger of Prentiss Partnership with and into Mack-Cali Partnership (or a limited liability company or limited partnership owned entirely directly or indirectly by Mack-Cali Partnership) (the "Partnership Merger" and, together with the Merger, the "Mergers").

      Under the terms of the Merger Agreement, Prentiss common shares will be exchanged for the Company's common shares at a fixed exchange ratio of 0.956. The exchange ratio is not subject to change based on changes in the market prices of either company's common stock and there is no "collar" for the exchange ratio.

      Subject to certain conditions, including, without limitation, applicable approval from the shareholders of both the Company and Prentiss, the Company expects to consummate the Mergers in the fourth quarter of 2000.

      To prevent the triggering of the Company's Amended and Restated Shareholder Rights Agreement dated as of March 7, 2000 (the "Rights Agreement"), in connection with the Mergers the Company amended its Rights Agreement. This amendment is filed herewith as Exhibit 4.1 and incorporated herein by reference.

      A description of the Mergers is contained in the June 28, 2000 press release by the Company, filed as Exhibit 99.1 to the Form 8-K of Mack-Cali Partnership dated June 27, 2000, and incorporated herein by reference. The Merger Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

         2.1 Agreement and Plan of Merger, dated as of June 27, 2000, among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Prentiss Properties Trust and Prentiss Properties Acquisition Partners, L.P.
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         4.1      Amendment No. 1 to the Amended and Restated Shareholder Rights
                  Agreement, dated as of June 27, 2000, by and among Mack-Cali Realty Corporation and Equiserve Trust Company, N.A.

         10.1 Voting Agreement, dated as of June 27, 2000, by and between Michael V. Prentiss, Santo Bisignano, Jr., as trustee of PEP Grantor Retained Annuity Trust and as trustee of MBP Grantor Retained Annuity Trust and as trustee of KAP Grantor Retained Annuity Trust and Mack-Cali Realty Corporation.

         10.2     Voting Agreement, dated June 27, 2000, by and between Thomas
                  F. August, Richard J. Bartel, as trustee of TFA Grantor Retained Annuity Trust and as trustee of MJA Grantor Retained Annuity Trust and Mack-Cali Realty Corporation.

         10.3     Voting Agreement, dated June 27, 2000, by and between William
                  L. Mack, Mitchell E. Hersh, Earle Mack, Fredric Mack and David Mack and Prentiss Properties Trust.

         10.4 Employment Agreement dated as of June 27, 2000, by and between Michael V. Prentiss and Mack-Cali Realty Corporation.

         10.5 Stock Purchase Agreement dated as of June 27, 2000, by and between Mitchell E. Hersh and Ampulla, L.L.C.

         99.1 News Release relating to the Mergers dated June 28, 2000 (filed as Exhibit 99.1 to the Company's Form 8-K dated June 27, 2000 and incorporated herein by reference).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MACK-CALI REALTY, L.P.

                                BY: MACK-CALI REALTY CORPORATION,
                                    its general partner


Date: July 14, 2000             By: /s/ ROGER W. THOMAS
                                    ------------------------------------------
                                    Roger W. Thomas
                                    Executive Vice President, General Counsel
                                    and Secretary
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                                  EXHIBIT INDEX

       Exhibit    Document
       -------    --------

         2.1 Agreement and Plan of Merger, dated as of June 27, 2000, among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Prentiss Properties Trust and Prentiss Properties Acquisition Partners, L.P.

         4.1 Amendment No. 1 to the Amended and Restated Shareholder Rights Agreement, dated as of June 27, 2000, by and among Mack-Cali Realty Corporation and Equiserve Trust Company, N.A.

         10.1 Voting Agreement, dated as of June 27, 2000, by and between Michael V. Prentiss, Santo Bisignano, Jr., as trustee of PEP Grantor Retained Annuity Trust and as trustee of MBP Grantor Retained Annuity Trust and as trustee of KAP Grantor Retained Annuity Trust and Mack-Cali Realty Corporation.

         10.2     Voting Agreement, dated June 27, 2000, by and between Thomas
                  F. August, Richard J. Bartel, as trustee of TFA Grantor Retained Annuity Trust and as trustee of MJA Grantor Retained Annuity Trust and Mack-Cali Realty Corporation.

         10.3     Voting Agreement, dated June 27, 2000, by and between William
                  L. Mack, Mitchell E. Hersh, Earle Mack, Fredric Mack and David Mack and Prentiss Properties Trust.

         10.4 Employment Agreement dated as of June 27, 2000, by and between Michael V. Prentiss and Mack-Cali Realty Corporation.

         10.5 Stock Purchase Agreement dated as of June 27, 2000, by and between Mitchell E. Hersh and Ampulla, L.L.C.

         99.1 News Release relating to the Mergers dated June 28, 2000 (filed as Exhibit 99.1 to the Company's Form 8-K dated June 27, 2000 and incorporated herein by reference).